Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-66262

                        GABELLI GLOBAL SERIES FUNDS, INC.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                         THE GABELLI GLOBAL GROWTH FUND
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                                  (THE "FUNDS")

 SUPPLEMENT DATED JUNE 10, 2005 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL
                       INFORMATION EACH DATED MAY 1, 2005

THIS  SUPPLEMENT  TO  THE  FUNDS'   PROSPECTUSES  AND  STATEMENT  OF  ADDITIONAL
INFORMATION SUPERSEDES THE SUPPLEMENT DATED JUNE 2, 2005.

Effective June 15, 2005, each Fund will revise its 2.00% redemption fee so that it is imposed on shares purchased and redeemed or exchanged on or before the seventh (7th) day after the date of purchase, rather than within 60 days. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions,
(ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place or (v) the shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement fees because of systems limitations, and provided that such recordkeepers provide verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. To do so, all such recordkeepers must apply for an extension by June 30, 2005. These programs include programs utilizing omnibus accounts. The Fund seeks to apply these policies uniformly.

In addition, the Directors have determined to change the distribution policy of The Gabelli Global Convertible Securities Fund from a monthly distribution of $0.10 per share to a quarterly distribution of $0.03 per share, commencing with the June 2005 distribution.